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                                                                    EXHIBIT 99.6

                         REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this AGREEMENT"), dated as of July 30, 1998, by and among OPEN MARKET, INC., a corporation organized under the laws of the State of Delaware, with executive offices located at One Wayside Road, Burlington, MA 01803 (the "COMPANY"), and the undersigned (together with affiliates, the "INITIAL INVESTOR").

                                    WHEREAS:

     A. In connection with the Securities Purchase Agreement of even date herewith by and between the Company and the Initial Investor (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investor (i) up to 1,205,022 shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK") of which not more than 1,004,185 shares constitute Initial Shares (as defined in the Securities Purchase Agreement) and not more than 200,837 shares constitute Adjustment Shares (as defined in the Securities Purchase Agreement) which shares may be issuable as a result of a decline in the Closing Price (as defined in the Securities Purchase Agreement) of the Common Stock after the Closing Date, (as defined in the Securities Purchase Agreement), and (ii) warrants (the "WARRANTS") to acquire an aggregate of 251,046 shares of Common Stock (the "WARRANT SHARES").

     B. To induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

1.   DEFINITIONS.

     a. As used in this Agreement, the following terms shall have the following meanings:

          (i) "INVESTORS" means the Initial Investor and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof and are entitled to the rights of this Agreement in accordance with Section 9 hereof.

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          (ii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          (iii) "REGISTRABLE SECURITIES" means (a) the Initial Shares, (b) the Adjustment Shares, if any, (c) the Warrant Shares and (d) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing, provided, however, that shares of capital stock which are Registrable Securities shall cease to be Registrable Securities upon (i) any resale thereof pursuant to a Registration Statement filed under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), or
(ii) any sale in any manner to a person or entity which, by virtue of Section 9, is not entitled to the rights provided by this Agreement.

          (iv) "REGISTRATION STATEMENT" means a registration statement of the Company under the Securities Act.

     b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.   REGISTRATION.

     a.   Mandatory Registrations.
          -----------------------

          (i) The Company shall prepare and use its best efforts to file with the SEC on or prior to the date (the "FILING DATE") which is ten (10) days after the Closing Date, a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available) to effect a registration of all of the Registrable Securities, covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such number of additional shares of Common Stock as may become issuable as Adjustment Shares pursuant to the Securities Purchase Agreement or upon the exercise of the Warrants, to prevent dilution by reason of (i) stock splits, stock dividends or similar transactions or (ii) reductions in the Exercise Price of the Warrants in accordance with the terms thereof, and/or (iii) a decline in the Per Share Purchase Price to the extent the Closing Price of the Common Stock decreases after the Closing Date and on or prior to the Adjustment Date. The Registrable Securities included in the Registration Statement filed in accordance with this Section 2(a)(i) shall be allocated to the Investors as set
forth in Section 11(k) hereof.   Such Registration Statement (and each amendment
or supplement

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thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investor and its counsel prior to its filing or other submission. The Company shall use its best efforts to cause the Registration Statement to be filed pursuant to this Section 2(a)(i) hereof to become effective as soon as practicable after the filing thereof.

          (ii) If after the initial filing of a Registration Statement covering all of the Registrable Securities as required by the first sentence of Section 2(a)(i) above, the SEC advises the Company (the "SEC DENIAL") that the SEC will not permit the registration of the resale of the Adjustment Shares or the Warrant Shares, or both, as the case may be, until the actual issuance of such shares, then, the Company may abandon its efforts to cause the shares identified in the SEC Denial to be included in the Registration Statement required by the first sentence of Section 2(i)(a) above upon advanced written notice (the "ABANDONMENT NOTICE") sent by the Company to the Investors and accompanied by the SEC Denial, if in writing. In addition, at any time Investors holding a majority in interest of the Registrable Securities may require that the Company abandon its efforts to cause Registrable Shares that have not been issued to be included in the Registration Statement required by the first sentence of Section 2(a)(i) above by sending to the Company an Abandonment Notice.

          (iii) If the Adjustment Shares are for any reason not included in the Registration Statement required by the first sentence of Section 2(a)(i) above, and if such shares are required to be issued as provided in the Securities Purchase Agreement, the Company shall prepare and use its best efforts to file with the SEC on or prior to the date (the "ADJUSTMENT SHARE FILING DATE") which is three (3) business days after the Adjustment Date, a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available) to effect a registration of the resale of the Adjustment Shares, if any, and any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the Adjustment Shares. The Registrable Securities included in the Registration Statement filed in accordance with this
Section 2(a)(iii) shall be allocated to the Investors as set forth in Section 11(k) hereof. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investor and its counsel prior to its filing or other submission. The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to this Section 2(a)(iii) to become effective as soon as practicable after the filing thereof.

          (iv) If the Warrant Shares are for any reason not included in the Registration Statement required by the first sentence of Section 2(a)(i) above, the Investors who hold a majority in interest of outstanding Warrant Shares, may request and the Company shall prepare and use its best efforts to file with the SEC on or prior to a date (the "WARRANT SHARE FILING DATE") which is twenty (20) days after the date of such request (the "REQUEST DATE"), a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available) to effect a registration of the resale of the outstanding Warrant Shares and any shares of capital stock issued or issuable from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the

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outstanding Warrant Shares. The Registrable Securities included in the
Registration Statement filed in accordance with this Section 2(a)(iv) shall be allocated to the Investors as set forth in Section 11(k) hereof. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investor and its counsel prior to its filing or other submission. The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to this Section 2(a)(iv) to become effective as soon as practicable after the filing thereof. The Investors shall be entitled two (2) registrations under this Section 2(a)(iv) for which the Company will pay all registration expenses as provided in Section 5 hereof, provided that each Registration Statement shall cover not less than fifty thousand (50,000) Warrant Shares.

     b.   Underwritten Offering.  If any Registration Statement filed pursuant
          ---------------------
to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investor, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

     c.   Payments by the Company.
          -----------------------

          (i) If (A) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) (i) and 2(a)(iii) above are not declared effective by the SEC on or before (x) sixty
(60) calendar days after the Filing Date in respect of the Registration Statement filed pursuant to Section 2(a)(i) above, (y) twenty (20 )calendar days after the Adjustment Share Filing Date in respect of a Registration Statement filed pursuant to Section 2(a)(iii) above and (z) thirty (30) calendar days after the Warrant Share Filing Date in respect of a Registration Statement filed pursuant to Section 2(a)(iv) (each a "REGISTRATION DEADLINE") or (B) after the applicable Registration Statement has been declared effective by the SEC, sales of all applicable Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) cannot be made pursuant to such Registration Statement (by reason of a stop order or the Company's failure to update such Registration Statement (unless within the period specified in Section 3(f) below) for any other reason outside the control of the Investors), then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as the sole and exclusive relief for the damages to the Investors by reason of any such delay in their ability to sell the Registrable Securities; provided that such remedy shall not be the sole and exclusive in the event the Company has breached its obligations under this Agreement.

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          (ii) The Company shall pay to each Investor an amount equal to the sum
                                                                             ---
of (i) the product of (a) the Total Purchase Price (as defined in the Securities Purchase Agreement) multiplied by (b) a fraction, the numerator of which is
                    ----------
equal to the number of Registrable Securities held by such Investor as determined pursuant to Section 11(k) and the denominator of which is the total number of Registrable Securities determined in the same manner (the "INVESTOR'S FRACTIONAL INTEREST OF REGISTRABLE SHARES"), multiplied by (c) one-half of one
                                              ----------
percent (1/2 %) for the first thirty (30) days or portion thereof, pro rata, after the Registration Deadline provided in Section 2(c)(i)(A)(x) and prior to the date the Registration Statement filed pursuant to Section 2(a)(i) is declared effective by the SEC, or the first thirty (30) days  or portion thereof, pro rata, that sales of any Registrable Securities cannot be made pursuant to such Registration Statement after the Registrations Statement has been declared effective after the period in Section 3(f) below has expired plus
                                                                           ----
(ii) the product of (a) the Total Purchase Price multiplied by (b) the
                                                 ----------
Investor's Fractional Interest of Registrable Securities   multiplied by (c) one
                                                          -----------
and one-half percent (1 1/2 %) for the second thirty (30) days or portion thereof, pro rata, after the Registration Deadline provided in Section 2(a)(i) hereof and prior to the date the Registration Statement filed pursuant to
Section 2(a)(i) hereof is declared effective by the SEC or the second thirty
(30) days or portion thereof, pro rata, that sales of any Registrable Securities cannot be made pursuant to such Registration Statement after such Registration Statement has been declared effective after the period in Section 3(f) below has expired. If the Company is current in the payment of the foregoing penalties and has paid in full the aggregate Redemption Price (as defined in Section 2(d)) for all shares of Common Stock subject to Redemption Notices as defined in and as given in accordance with Section 2(d) below hereof, no additional penalties shall be payable under this Section 2(c)(ii). If however, the Company is not current in the payment of the penalties described in this Section 2(c)(ii) or has not paid in full the aggregate Redemption Price for all shares of Common Stock subject to Redemption Notices given in accordance with Section 2(d) below, then the penalties shall be deemed to recommence on the 120th day after the Closing Date at the rate of two percent (2%) for every thirty (30) day period or portion thereof, pro rata, thereafter, until all penalties have been paid in full and all obligations to redeem shares pursuant to Section 2(d) have been honored.

          (iii) The Company shall pay to each Investor an amount equal to the sum of (i) the product of (a) the Total Purchase Price multiplied by (b) a
                                                       ----------
fraction, the numerator of which is the total number of Adjustment Shares and the denominator of which is the total number of Shares (as such term is defined in the Securities Purchase Agreement) issued in accordance with the terms of the Securities Purchase Agreement, multiplied by (c) a fraction, the numerator of
                               ----------
which is equal to the number of Adjustment Shares held by such Investor and the denominator of which is the total number of all Adjustment Shares (the "INVESTOR'S FRACTIONAL INTEREST OF ADJUSTMENT SHARES"), multiplied (d) by one-
                                                         ----------
half of one percent (1/2 %) for the first thirty (30) days, or portion thereof, pro rata, after the Registration Deadline provided in Section 2(c)(i)(A)(y) and prior to the date the Registration Statement filed pursuant to
Section 2(a)(iii) is declared effective by the SEC, or the first thirty (30) days or portion thereof, pro rata, that sales of any Adjustment Shares cannot be made pursuant to such Registration Statement after such Registration Statement has been declared effective plus (ii) the product of (a) the Total
                                      ----
Purchase Price multiplied by (b) a fraction, the numerator of which is the total
               ----------
number of

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Adjustment Shares and the denominator of which is the total number of Shares issued in accordance with the terms of the Securities Purchase Agreement, multiplied by (c) the Investor's Fractional Interest of Adjustment Shares
----------
multiplied by (d) one and one-half percent (1 1/2 %) for the second thirty (30)
----------
days or portion thereof, pro rata, after the Registration Deadline provided in
Section 2(c)(i)(A)(y) hereof and prior to the date the Registration Statement filed pursuant to Section 2(a)(iii) hereof is declared effective by the SEC or the second thirty (30) days or portion thereof, pro rata, that sales of any Adjustment Shares cannot be made pursuant to such Registration Statement after such Registration Statement has been declared effective after the period specified in Section 3(f) below has expired. Notwithstanding the foregoing, no penalties shall accrue under this Section 2(c)(iii) by reason of the failure of the Registration Statement to be declared effective on or before the Registration Deadline provided in Section 2(c)(i)A)(y) if such Registration Statement is declared effective on or before the lapse of forty (40) calendar
days after the Adjustment Share Filing Date.   If, however such Registration
Statement is not declared effective on or before the lapse of forty (40) calendar days after the Adjustment Date Filing Date, the penalties under this
Section 2(c)(iii)  shall be deemed to have commenced as of the Registration
Deadline provided in Section 2(c)(i)(A)(y).   If  the Company is current in the
payment of the penalties described in this Section 2(c)(iii) and has paid in full the aggregate Redemption Price for all shares of Common Stock subject to Redemption Notice(s) given in accordance with Section 2(d) below, no additional penalties shall be payable under this Section 2(c)(iii). If however, the Company is not current in the payment of the penalties described in this Section 2(c)(iii) or has not paid in full the aggregate Redemption Price for all shares of Common Stock subject to Redemption Notice(s) given in accordance with Section 2(d) below, then the penalties under this Section 2(c)(iii) shall be deemed to recommence on the seventy-fifth (75th) day after the Adjustment Date at the rate of two percent (2%) for every thirty (30) day period , or portion thereof, pro rata, thereafter, until all penalties have been paid in full and all obligations to redeem shares pursuant to Section 2(d) have been honored.

          (iv) The Company shall pay to each Investor who requested that its Warrant Shares be included in a Registration Statement filed pursuant to Section 2(c)(iv) an amount equal to the sum of (i) the product of (a) the difference between (I) the Closing Price of a share of Common Stock on the day which is the Registration Deadline as provided in Section 2(c)(i)(A)(z) applicable to such Registration Statement and (II) the Exercise Price as defined in the Warrants (the "NET VALUE") multiplied by (b) the number of Warrant Shares which such
                   ----------
Investor had requested be included in the Registration Statement filed pursuant to Section 2(c)(iv), appropriately adjusted in the event such shares were issued in a cashless exercise of the Warrants, (the "INVESTOR'S WARRANT SHARES")

multiplied  (c) by one-half of one percent (1/2 %) for the first thirty (30)
----------
days, or portion thereof, pro rata, after the date which is sixty (60) days after the Request Date and prior to the date the Registration Statement filed pursuant to Section 2(c)(iv) is declared effective by the SEC, or the first thirty (30) days or portion thereof, pro rata, that sales of any Warrant Shares subject to such Registration Statement cannot be made pursuant to such Registration Statement after such Registration Statement has been declared effective plus (ii) the product of (a) the Net Value multiplied by (b) the
          ----                                        ----------
Investor's Warrant Shares multiplied by (c) one and one-half percent (1  1/2 %)
                          -----------
for the second thirty (30) days or portion thereof, pro rata, after the date which is sixty (60) days after the Request Date and prior to the date the

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Registration Statement filed pursuant to Section 2(a)(iv) hereof is declared effective by the SEC or the second thirty (30) days or portion thereof, pro rata, that sales of any Warrant Shares subject to such Registration Statement cannot be made pursuant to such Registration Statement after such Registration Statement has been declared effective after the period specified in Section 3(f) has expired. If the Company is current in the payment of the penalties described in this Section 2(c)(iv) and has paid in full the aggregate Redemption Price for all shares of Common Stock subject to Redemption Notice(s) given in accordance with Section 2(d) below, no additional penalties shall be payable under this Section 2(c)(iv). If however, the Company is not current in the payment of the penalties described in this Section 2(c)(iv) or has not paid in full the aggregate Redemption Price for all shares of Common Stock subject to Redemption Notice(s) given in accordance with Section 2(d) below, then the penalties under this Section 2(c)(iv) shall be deemed to recommence on the 120th day after the Request Date at the rate of two percent (2%) for every thirty (30) day period , or portion thereof, pro rata, thereafter, until all penalties have been paid in full and all obligations to redeem shares pursuant to Section 2(d) have been honored.

          (v) Notwithstanding the foregoing, there shall be excluded from each penalty period described in Sections 2(c)(ii), 2(c)(iii) and 2(c)(iv)above any delays which are solely attributable to changes (other than corrections of the Company's mistakes with respect to information previously provided by the Investors) required by the Investors in such Registration Statement with respect to information relating to the Investors, including without limitation, changes to the plan of distribution or any periods prior to an Abandonment Notice sent by the Investors to the Company pursuant to Section 2(a)(ii).

          In addition, the penalties under Sections 2(c)(ii) and 2(c)(iii) are not intended to be duplicative and shall be appropriately adjusted if at any time penalties are accruing simultaneously under both Sections 2(c)(ii) and
(iii).

          (vi) Penalties incurred under this Section 2(c) shall be paid in cash within five(5) days after the end of each period that gives rise to such obligation or, if earlier, within five (5) days after the end of each calendar month in which such obligation accrues. If such payment is not made within such five (5) day period, the Investor thereafter shall be entitled to interest on the unpaid amount at a rate equal of two percent (2%) per month until such amount is paid in full to the Investor. If the Company is unable to pay all amounts due and payable with respect to the penalties, the Company will pay the Investors such amounts pro rata based upon the total amounts payable to each Investor relative to the total amounts payable to all Investors.

     d.   Put.  If  the Company fails to obtain the effectiveness of a
          ---
Registration Statement covering the Initial Shares within one hundred twenty
(120) calendar days after the Closing Date under and as defined in the Securities Purchase Agreement, each Investor shall thereafter have the option, exercisable in whole or in part, at any time and from time to time by delivery of a written notice to the Company (a "REDEMPTION NOTICE"), to require the Company to purchase for cash all or any part of the Investor's Initial Shares at a redemption price per share (the

"REDEMPTION PRICE") equal to the sum of (i) the Estimated Price Per Share, (as defined in the Securities Purchase Agreement, but subject to appropriate adjustment in the event of a stock splits, stock dividends or similar transactions) plus (ii) any penalty that has accrued on such share in accordance with Section 2(c) above, which penalty remains unpaid. The aggregate Redemption Price shall be paid in cash within three (3) days after the Company's receipt of a Redemption Notice. If such payment is not made within such three (3) day period, the redeeming Investor shall be entitled to interest on the unpaid amount at a rate of two percent (2%) per month until the aggregate Redemption Price, together with interest thereon is paid to the redeeming Investor. If the Company is unable to pay the Redemption Price for the Initial Shares covered by all Investors' Redemption Notices, the Company will redeem the shares covered by the Investors' Redemption Notices, pro rata., based upon the aggregate Redemption Price payable to each redeeming Investor relative to the aggregate Redemption Price payable to all redeeming Investors.

     e.   Piggy-Back Registrations.  If at any time (y) prior to the date the
          ------------------------
Registration Statement required to be filed by the Company pursuant to Section 2(a)(i) hereof is declared effective by the SEC, or (z) between the Adjustment Date and the date the Registration Statement required to be filed by the Company pursuant to Section 2(a)(iii) is declared effective by the SEC, the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2(e) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(e) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     f.   Eligibility for Form S-3.  The Company represents and warrants that it
          ------------------------
meets the requirements for the use of Form S-3 for registration of the sale by the Initial Investor and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner necessary to maintain such eligibility for the use of Form S-3.

     g.   Rule 416.  The Company and the Investors each acknowledge that a
          --------
number of Registrable Securities shall be registered pursuant to Rule 416 under the Securities Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable to prevent dilution by reason of (i) stock splits, stock dividends or similar transactions, (ii) a decline on the Per Share Price as provided in the Securities Purchase Agreement to the extent the bid price of the Common Stock decreases after the Closing Date and prior to the Adjustment Date and (iii) reductions in the Exercise Price of the Warrants in accordance with the terms thereof (collectively, the "RULE 416 SECURITIES"). In this regard, the Company agrees to take all steps reasonably necessary to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the Securities Act are covered by the Registration Statement filed pursuant to Section 2(a)(i) hereof and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall affirmatively support and not take any action adverse to the position that the Registration Statements filed hereunder cover all of the Rule 416 Securities. If the Company determines that the Registration Statements filed hereunder do not cover all of the Rule 416 Securities, the Company shall immediately provide to each Investor written notice (a "RULE 416 NOTICE") setting forth the basis for the Company's position and the authority therefor.

3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     a. The Company shall prepare promptly and use its best efforts to file with the SEC the Registration Statements required by Section 2(a)(i), 2(a)(iii) and 2(a)(iv) as soon as practicable in accordance with the applicable Filing Date, Adjustment Share Filing Date and Warrant Share Filing Date, respectively, and to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as practicable thereafter and keep such Registration Statements effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the applicable Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial

Investor) may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act (the "REGISTRATION PERIOD"), which Registration Statement(s) as amended or supplemented, including the prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

     b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s) as may be necessary to keep such Registration Statement(s) effective at all times during the applicable Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the applicable Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

     c. The Company shall furnish to each Investor whose Registrable Securities are included in a Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of such Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statements referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of such Registration Statements or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statements (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of such Registration Statement(s) or any amendment thereto, a notice stating that such Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

     d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests,
(ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the applicable Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during such Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d),
(b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     f. As promptly as practicable after becoming aware of any event, the Company shall notify each Investor of the happening of such event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission but in any event within ten (10) calendar days, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

     g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

     h. The Company shall permit a single firm of counsel designated by the Initial Investor to review each Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

     i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve- month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of each Registration Statement.

     j. At the request of any Investor whose Registrable Securities are included in a Registration Statement in an underwritten offering, the Company shall furnish, on the date of effectiveness of such Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the underwriters and in form, scope and substances as is customarily given in an underwritten public offering and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters. In addition at the request of any Investor whose Registrable Securities are included in a Registation Statement, the Company shall furnish on the date of effectiveness of such Registration Statement an opinion, dated as of such date, from counsel representing the Company to the Investors to the effect that the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder (except that no opinion need b expressed with respect to the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information, or information relating to the Investors or any underwriters or the method of distribution of the Registrable Securities by the Investors and any underwriters included therein).

     k. The Company shall make available for inspection by (i) any Investor whose Registrable Securities are included in a Registration Statement, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations or to effect the obligations of the Company to comply with applicable securities laws and regulations.

     l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     m. The Company shall use its best efforts to promptly either (i) cause all the Registrable Securities covered by a Registration Statement to be listed on the New York Stock Exchange or the American Stock Exchange or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by each Registration Statement on the Nasdaq National Market and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers ("NASD") as such with respect to such Registrable Securities.

     n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of each Registration Statement.

     o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration

Statement) an opinion of such counsel sufficient to permit the free transferability of the Registrable Securities covered by such Registration Statement.

     p. At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     q. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

     r. The Company shall, subject to reasonable business considerations, take such other actions to expedite or facilitate the disposition of Registrable Securities as are reasonably requested by any Investor or the underwriters.

     s. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

     b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

     c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

     d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g). The Company shall deliver to each Investor copies of such supplemented or amended prospectuses no later than one (1) business day after the earlier of the date such supplemented or amended prospectus is filed with or declared effective by the SEC.

     e. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

     f. The Initial Investor, its agent Heights Capital Management and affiliates of the Initial Investor over which the Initial Investor or Heights Capital Management is exercising investment discretion will not during the five Trading Days (as defined in the Securities Purchase Agreement) immediately preceding the Adjustment Date engage in any sales (including any short sales) of the Company's Common Stock; provided that if the Adjustment Date is the date a
                            --------
Registration Statement filed pursuant to Section 2(a)(i) is declared effective, the Company shall have notified the Initial Investor of the effectiveness date of such Registration Statement at least five (5) days in advance of such date.

5.   EXPENSES OF REGISTRATION.

     All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel selected by the Investors, shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder if, in any action to enforce their rights hereunder, the Investors prevail in whole or in part.

6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor whose Registrable Securities were included in a Registration Statement prepared under Section 2 hereof, and (ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any, (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation resulting from an action or inaction by the Company under the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable out-of-pocket expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company; and
(iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used the incorrect prospectus or failed to deliver the correct prospectus as required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     b. In connection with any Registration Statement covering Registrable Securities, each Investor whose Registrable Securities are included therein agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to
Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus used by the Company in connection with any Registration Statement filed under Section 2(e) hereof shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party in conducting the defense of any action would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and the indemnifying party or if the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to or may not be asserted by such indemnifying party, then such Indemnified Person or Indemnified Party shall have the right to retain separate counsel to assume such legal defenses or defend such action in its entirety on behalf of such Indemnified Person or Indemnified Party, if appropriate, with the fees and expenses to be paid by the indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or by the Company, if the Company or any of its directors, officers or any person who controls the Company within the meaning of the Securities Act or the Exchange Act, is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

     a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     b. furnish to each Investor so long as such Investor owns Shares, Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of at least ten percent (10%) of the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold a majority in interest of the Registrable Securities or in the case of a waiver by the Company, with the written consent of the Company or in the case of a waiver by the Investors, with the written consent of Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

11.  MISCELLANEOUS.

     a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:

                    OPEN MARKET, INC.
                    One Wayside Road
                    Burlington, MA 01803
                    Telephone No.:          (781) 359-3000
                    Telecopy No.:           (781) 359-8118
                    Attention:              Regina O. Sommer

                    with copies to:

                    OPEN MARKET, INC.
                    One Wayside Road
                    Burlington, MA 01803
                    Telephone No.:          (781) 359-3000
                    Telecopy No.:           (781) 359-8129
                    Attention:              Legal Counsel

                    and

                    HALE & DORR LLP
                    60 State Street
                    Boston, MA 02109
                    Telephone No.:          (617) 526-6000
                    Telecopy No.:           (617) 526-5000
                    Attention:              John H. Chory, Esq.

          If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

     c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     d.   Governing Law; Jurisdiction. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in New York, New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect an Investor's right to serve process in any other manner permitted by law. The Company agrees that a final non- appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     e. This Agreement, the Securities Purchase Agreement, and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

     f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     j. All consents, approvals and other determinations to be made by the Investors or the Initial Investor pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if all Warrants then outstanding had been exercised for Registrable Securities and assuming no Adjustment Shares are outstanding prior to the Adjustment Date) then held by all Investors or by the Initial Investor, as the case may be.

     k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by an Investor shall be determined as if all Warrants then outstanding and held by an Investor were exercised for Registrable Securities. In addition, in calculating the number of Registrable Securities held by an Investor, Adjustment Shares shall constitute Registrable Securities for this purpose only after the Adjustment Date.

     l. For purposes of this Agreement, the term "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                            OPEN MARKET, INC.


                            By: /s/ Regina O. Sommer
                               -------------------------------------
                            Name:   Regina O. Sommer
                            Title:  Senior Vice President and
                                     Chief Financial Officer

                            INITIAL INVESTOR:

                            CAPITAL VENTURES INTERNATIONAL

                            By:  Heights Capital Management,
                                 its authorized agent

                            By: /s/ Michael L. Spolan
                               -------------------------------------
                            Name:   Michael L. Spolan
                            Title:  General Counsel and Secretary
                            Residence:           Cayman Islands
                            Address:             c/o Heights Capital Management
                                                 425 California - Suite 1100
                                                 San Francisco, CA 94104
                            Telephone No.:       (415) 403-6500
                            Telecopy No.:        (415) 403-6525
                            Attention:           Michael L. Spolan

                                   with copies of all notices to:

                            Heights Capital Management
                            401 City Line Avenue - Suite 220
                            Bala Cynwyd,  PA 19004
                            Telephone No.:       (610)  617-2700
                            Telecopy No.:        (610) 617-2707
                            Attention:           Michael J. Howe

                            Wolf, Block, Schorr and Solis-Cohen LLP
                            Packard Building - 12th Floor
                            111 South 15th Street
                            Philadelphia, PA 19102
                            Telephone No.:       (215) 977-2000
                            Telecopy No.:        (215) 977-2334/2346
                            Attention:           Richard A. Silfen